EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Amendment to Quarterly Report of Newport International Group, Inc. (the "Company") on Form 10-QSB/A for the quarter ended June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Cery B. Perle, Chief Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


Date:  November 9, 2005                       /s/ Cery B. Perle
                                        -----------------------------
                                                Cery B. Perle
                                           Chief Executive Officer
                                        (Principal Financial Officer)